Financial Expense (Income) Net (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Financial Expense (Income) Net [Abstract]
Revaluation of securities, net	$ (1)	$ (15)	$ (39)
Revaluation of other investments	(316)	(3,967)
Revaluation of derivative warrants	(2,071)	12,180	(1,847)
Exchange rate differences	1,000	(918)	(70)
Other	(181)	(39)	6
Financial expense income net total	$ (1,569)	$ 7,241	$ (1,950)